Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated November 21, 2013

To

Prospectus dated November 1, 2013

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Plan of Distribution

The “Plan of Distribution” section of the Prospectus is amended by inserting the following after the first paragraph of the subsection captioned “Share Distribution Channels”:

As previously reported, on November 19, 2013, we, the Managing Dealer and certain affiliated entities entered into a Selected Dealer Agreement with Ameriprise Financial Services, Inc. (“Ameriprise”) pursuant to which Ameriprise has been appointed as a selected dealer to solicit subscriptions for shares of our common stock. Ameriprise is not affiliated with us or the affiliated entities.

This supplement further amends the Prospectus as follows:

Increase in Public Offering Price

On November 21, 2013, our board of directors increased the public offering price of our continuous public offering of common stock from $11.10 per share to $11.20 per share. This increase in our public offering price is effective as of November 21, 2013. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load and the net proceeds per share will correspondingly increase from $1.11 to $1.12 and from $9.99 to $10.08, respectively.